Exhibit 99.1

RURAL/METRO CORPORATION

PRO-FORMA CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE THREE MONTHS ENDED DECEMBER 31, 2005

(in thousands, except per share amounts)

(unaudited)

	As Reported (1)	New Jersey Discontinued Operations	Pro-Forma
Net revenue	$141,461	$(4,155)	$137,306

Operating expenses:
Payroll and employee benefits	69,096	(2,264)	66,832
Provision for doubtful accounts	25,009	(711)	24,298
Depreciation and amortization	2,846	(39)	2,807
Other operating expenses	30,878	(863)	30,015
Loss on sale of assets	35	—	35

Total operating expenses	127,864	(3,877)	123,987

Operating income	13,597	(278)	13,319
Interest expense	(7,748)	—	(7,748)
Interest income	172	—	172

Income from continuing operations before income taxes and minority interest	6,021	(278)	5,743
Income tax provision	(2,524)	116	(2,408)
Minority interest	(153)	—	(153)

Income from continuing operations	$3,344	$(162)	$3,182

Income per share from continuing operations:
Basic	$0.14		$0.13

Diluted	$0.13		$0.13

Average number of common shares outstanding:
Basic	24,330		24,330

Diluted	25,298		25,298

(1)	As reported in the Company’s December 31, 2005 Form 10-Q filed with the SEC on February 9, 2006.

Note:	The unaudited pro-forma consolidated statement of operations gives effect to the discontinuation of the Company’s operations in New Jersey as if this discontinuation occurred on July 1, 2002. The results of this service area have been removed from the unaudited pro-forma consolidated statement of operations.

RURAL/METRO CORPORATION

PRO-FORMA CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE THREE MONTHS ENDED DECEMBER 31, 2004

(in thousands, except per share amounts)

(unaudited)

	As Reported (1)	New Jersey Discontinued Operations	Pro-Forma
Net revenue	$126,621	$(5,068)	$121,553

Operating expenses:
Payroll and employee benefits	66,540	(2,840)	63,700
Provision for doubtful accounts	19,684	(481)	19,203
Depreciation and amortization	2,541	(56)	2,485
Other operating expenses	28,417	(1,190)	27,227
Loss on sale of assets	5	—	5

Total operating expenses	117,187	(4,567)	112,620

Operating income	9,434	(501)	8,933
Interest expense	(7,513)	—	(7,513)
Interest income	48	—	48

Income from continuing operations before income taxes and minority interest	1,969	(501)	1,468
Income tax provision	(260)	—	(260)
Minority interest	337	—	337

Income from continuing operations	$2,046	$(501)	$1,545

Income per share from continuing operations:
Basic	$0.09		$0.07

Diluted	$0.09		$0.06

Average number of common shares outstanding:
Basic	22,241		22,241

Diluted	24,022		24,022

(1)	As reported in the Company’s December 31, 2005 Form 10-Q filed with the SEC on February 9, 2006.

Note:	The unaudited pro-forma consolidated statement of operations gives effect to the discontinuation of the Company’s operations in New Jersey as if this discontinuation occurred on July 1, 2002. The results of this service area have been removed from the unaudited pro-forma consolidated statement of operations.

RURAL/METRO CORPORATION

PRO-FORMA CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2005

(in thousands, except per share amounts)

(unaudited)

	As Reported (1)	New Jersey Discontinued Operations	Pro-Forma
Net revenue	$280,225	$(8,790)	$271,435

Operating expenses:
Payroll and employee benefits	137,551	(4,800)	132,751
Provision for doubtful accounts	48,741	(1,352)	47,389
Depreciation and amortization	5,599	(71)	5,528
Other operating expenses	61,430	(1,886)	59,544
Gain on sale of assets	(1,307)	—	(1,307)

Total operating expenses	252,014	(8,109)	243,905

Operating income	28,211	(681)	27,530
Interest expense	(15,256)	—	(15,256)
Interest income	325	—	325

Income from continuing operations before income taxes and minority interest	13,280	(681)	12,599
Income tax provision	(6,168)	316	(5,852)
Minority interest	(315)	—	(315)

Income from continuing operations	$6,797	$(365)	$6,432

Income per share from continuing operations:
Basic	$0.28		$0.26

Diluted	$0.27		$0.25

Average number of common shares outstanding:
Basic	24,281		24,281

Diluted	25,280		25,280

(1)	As reported in the Company’s December 31, 2005 Form 10-Q filed with the SEC on February 9, 2006.

Note:	The unaudited pro-forma consolidated statement of operations gives effect to the discontinuation of the Company’s operations in New Jersey as if this discontinuation occurred on July 1, 2002. The results of this service area have been removed from the unaudited pro-forma consolidated statement of operations.

RURAL/METRO CORPORATION

PRO-FORMA CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2004

(in thousands, except per share amounts)

(unaudited)

	As Reported (1)	New Jersey Discontinued Operations	Pro-Forma
Net revenue	$252,531	$(10,002)	$242,529

Operating expenses:
Payroll and employee benefits	132,063	(5,613)	126,450
Provision for doubtful accounts	40,442	(996)	39,446
Depreciation and amortization	5,377	(116)	5,261
Other operating expenses	54,347	(2,306)	52,041
Loss on sale of assets	3	—	3

Total operating expenses	232,232	(9,031)	223,201

Operating income	20,299	(971)	19,328
Interest expense	(14,831)	—	(14,831)
Interest income	176	—	176

Income from continuing operations before income taxes and minority interest	5,644	(971)	4,673
Income tax provision	(336)	—	(336)
Minority interest	28	—	28

Income from continuing operations	$5,336	$(971)	$4,365

Income per share from continuing operations:
Basic	$0.24		$0.20

Diluted	$0.23		$0.19

Average number of common shares outstanding:
Basic	22,100		22,100

Diluted	23,351		23,351

(1)	As reported in the Company’s December 31, 2005 Form 10-Q filed with the SEC on February 9, 2006.

Note:	The unaudited pro-forma consolidated statement of operations gives effect to the discontinuation of the Company’s operations in New Jersey as if this discontinuation occurred on July 1, 2002. The results of this service area have been removed from the unaudited pro-forma consolidated statement of operations.

RURAL/METRO CORPORATION

PRO-FORMA CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2005

(in thousands, except per share amounts)

(unaudited)

	As Reported (1)	Augusta Discontinued Operations (2)	New Jersey Discontinued Operations	Pro-Forma
Net revenue	$531,084	$(8,900)	$(20,742)	$501,442

Operating expenses:
Payroll and employee benefits	272,574	(3,597)	(11,241)	257,736
Provision for doubtful accounts	87,298	(2,617)	(2,665)	82,016
Depreciation and amortization	11,046	(228)	(209)	10,609
Other operating expenses	119,033	(1,681)	(4,822)	112,530

Total operating expenses	489,951	(8,123)	(18,937)	462,891

Operating income	41,133	(777)	(1,805)	38,551
Interest expense	(29,579)	—	—	(29,579)
Interest income	305	—	—	305
Loss on early extinguishment of debt	(8,170)	—	—	(8,170)

Income from continuing operations before income taxes and minority interest	3,689	(777)	(1,805)	1,107
Income tax benefit	82,817	305	694	83,816
Minority interest	(102)	—	—	(102)

Income from continuing operations	$86,404	$(472)	$(1,111)	$84,821

Income per share from continuing operations:
Basic	$3.81			$3.74

Diluted	$3.58			$3.52

Average number of common shares outstanding:
Basic	22,674			22,674

Diluted	24,105			24,105

(1)	As reported in the Company’s Form 8-K/A filed with the SEC on November 15, 2005.

(2)	As reported in the Company’s Form 8-K filed with the SEC on January 6, 2006.

Note:	The unaudited pro-forma consolidated statement of operations gives effect to the discontinuation of the Company’s operations in Augusta, Georgia and New Jersey as if these discontinuations occurred on July 1, 2002. The results of these service areas have been removed from the unaudited pro-forma consolidated statement of operations.

RURAL/METRO CORPORATION

PRO-FORMA CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2004

(in thousands, except per share amounts)

(unaudited)

	As Reported (1)	Augusta Discontinued Operations (2)	New Jersey Discontinued Operations	Pro-Forma
Net revenue	$493,773	$(8,718)	$(22,541)	$462,514

Operating expenses:
Payroll and employee benefits	254,757	(3,516)	(11,001)	240,240
Provision for doubtful accounts	86,717	(2,374)	(4,347)	79,996
Depreciation and amortization	10,990	(230)	(289)	10,471
Other operating expenses	111,217	(1,619)	(3,705)	105,893

Total operating expenses	463,681	(7,739)	(19,342)	436,600

Operating income	30,092	(979)	(3,199)	25,914
Interest expense	(29,243)	—	—	(29,243)
Interest income	97	—	—	97

Income from continuing operations before income taxes and minority interest	946	(979)	(3,199)	(3,232)
Income tax benefit	(16)	56	185	225
Minority interest	475	—	—	475

Income from continuing operations	$1,405	$(923)	$(3,014)	$(2,532)

Income per share from continuing operations:
Basic	$0.29			$0.10

Diluted	$0.06			$(0.13)

Average number of common shares outstanding:
Basic	16,645			16,645

Diluted	21,817			21,817

(1)	As reported in the Company’s Form 8-K/A filed with the SEC on November 15, 2005.

(2)	As reported in the Company’s Form 8-K filed with the SEC on January 6, 2006.

Note:	The unaudited pro-forma consolidated statement of operations gives effect to the discontinuation of the Company’s operations in Augusta, Georgia and New Jersey as if these discontinuations occurred on July 1, 2002. The results of these service areas have been removed from the unaudited pro-forma consolidated statement of operations.

RURAL/METRO CORPORATION

PRO-FORMA CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2003

(in thousands, except per share amounts)

(unaudited)

	As Reported (1)	Augusta Discontinued Operations (2)	New Jersey Discontinued Operations	Pro-Forma
Net revenue	$452,723	$(7,445)	$(22,923)	$422,355

Operating expenses:
Payroll and employee benefits	242,949	(3,215)	(11,201)	228,533
Provision for doubtful accounts	76,753	(1,823)	(4,187)	70,743
Depreciation and amortization	11,628	(176)	(362)	11,090
Other operating expenses	103,518	(1,595)	(4,517)	97,406
Restructuring and other	(1,421)	1,321	—	(100)

Total operating expenses	433,427	(5,488)	(20,267)	407,672

Operating income	19,296	(1,957)	(2,656)	14,683
Interest expense	(28,012)	—	—	(28,012)
Interest income	197	—	—	197

Income from continuing operations before income taxes and minority interest	(8,519)	(1,957)	(2,656)	(13,132)
Minority interest	(1,507)	—	—	(1,507)

Income from continuing operations	$(10,026)	$(1,957)	$(2,656)	$(14,639)

Income per share from continuing operations:
Basic	$(0.85)			$(1.13)

Diluted	$(0.85)			$(1.13)

Average number of common shares outstanding:
Basic	16,116			16,116

Diluted	16,116			16,116

(1)	As reported in the Company’s Form 8-K/A filed with the SEC on November 15, 2005.

(2)	As reported in the Company’s Form 8-K filed with the SEC on January 6, 2006.

Note:	The unaudited pro-forma consolidated statement of operations gives effect to the discontinuation of the Company’s operations in Augusta, Georgia and New Jersey as if these discontinuations occurred on July 1, 2002. The results of these service areas have been removed from the unaudited pro-forma consolidated statement of operations.